                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ABM INDUSTRIES INCORPORATED
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

             [X] No fee required.

             [ ] Fee computed on table below per Exchange Act Rules
                 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

                                       N/A
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             (2) Aggregate number of securities to which transaction applies:

                                       N/A
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             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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             (4) Proposed maximum aggregate value of transaction:

                                       N/A
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             (5) Total fee paid:

                                       N/A
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             [ ] Fee paid previously with preliminary materials:


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             [ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1) Amount previously paid:

                                       N/A
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             (2) Form, Schedule or Registration Statement no.:

                                       N/A
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             (3) Filing Party:

                                       N/A
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             (4) Date Filed:

                                       N/A
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
                   UNIVERSAL SCRIPT FOR REGISTERED SHAREOWNER

                                TELEPHONE VOTING

                             TEST # 1 800 840 1208

                            CONTROL # 123 000 200 00


SPEECH 1:
Welcome.
Please enter the control number located in the lower right hand corner of the form.


SPEECH 2:
To vote as the NAME OF THE COMPANY board recommends PRESS 1 now.


SPEECH 2A.
You voted as the board recommended.
If CORRECT PRESS 1.
If INCORRECT PRESS 0.


SPEECH 3:
To vote on each proposal SEPARATELY PRESS 0 now.

SPEECH 4:
PROPOSAL 1

To vote
FOR ALL nominees, PRESS 1
WITHHOLD for ALL NOMINEES PRESS 9
WITHHOLD for an INDIVIDUAL NOMINEE PRESS 0

SPEECH 5:
Enter the TWO-DIGIT number that appears NEXT to the NOMINEE you DO NOT wish to vote for.

SPEECH 5A:

PRESS 1 to WITHHOLD for ANOTHER NOMINEE
or
PRESS 0 if you have COMPLETED voting for Directors.

SPEECH 6:
PROPOSAL 2

To vote
FOR,        PRESS 1
AGAINST,    PRESS 9
ABSTAIN,    PRESS 0

SPEECH 7:

PROPOSAL 3

To vote

FOR,           PRESS 1
AGAINST,       PRESS 9
ABSTAIN,       PRESS 0


SPEECH 7A

You voted as follows:

PROPOSAL 1

FOR ALL or WITHHOLD FOR ALL or for ALL EXCEPT #


PROPOSAL 2

FOR, AGAINST, ABSTAIN -- and so on.


If this is CORRECT, PRESS 1 now

If INCORRECT, PRESS 0.


CLOSING A

Thank you for voting


CLOSING B**

Your vote has been CANCELED. Please try again, or mark, sign and return your proxy.


SPEECH 8***

If you do wish VIEW ON-LINE and to DISCONTINUE receiving the Annual Report and Proxy Statement for this current account, PRESS 1 now.


SPEECH 9***

If you plan to ATTEND the annual meeting, PRESS 1

If NOT, PRESS 0


NOTE: Speech 1 wording for location of control number can be changed.

**  CLOSING B -- if shareholder indicates their vote was incorrect.

*** Optional to save future production and postage costs, or to obtain attendance information.